UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2013

HOME LOAN SERVICING SOLUTIONS, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-35431	98-0683664
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Home Loan Servicing Solutions, Ltd.

c/o Intertrust Corporate Services (Cayman) Limited

190 Elgin Avenue

George Town, Grand Cayman

KY1-9005

Cayman Islands

(Address of principal executive office)

Registrant’s telephone number, including area code: (345) 943-3100

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On June 20, 2013, Home Loan Servicing Solutions, Ltd. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters referred to in the Underwriting Agreement, pursuant to which the Company agreed to sell to such underwriters an aggregate of 13,000,000 ordinary shares, par value $0.01 per share, of the Company (the “Ordinary Shares”), at a purchase price of $22.3675 per share (the “Purchase Price”), which reflects a price to the public of $23.00 per share less underwriting discounts and commissions of $0.6325 per share. In connection with the offering, the Company granted the underwriters a 30-day option to purchase up to an additional 1,950,000 Ordinary Shares at a price per share equal to the Purchase Price. The Underwriting Agreement contains customary representations and warranties, conditions to closing, indemnification rights and obligations of the parties.

The offering was made pursuant to the Company’s Registration Statement on Form S-3 (No. 333-188246) and accompanying prospectus, filed with the Securities and Exchange Commission on April 30, 2013, as supplemented by the prospectus supplement dated June 20, 2013.

The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed with this report as Exhibit 1.1 and is incorporated herein by reference.

Additionally, in connection with the filing of the Underwriting Agreement, the Company is filing the opinion and consent of its counsel, Walkers, regarding the legality of the Ordinary Shares being sold by the Company as Exhibits 5.1 and 23.1 hereto, respectively, and the opinion and consent of its counsel, Kramer Levin Naftalis & Frankel LLP, regarding certain tax matters related to the Ordinary Shares being sold by the Company as Exhibits 8.1 and 23.2 hereto, respectively. Exhibits 5.1, 8.1, 23.1 and 23.2 hereto are incorporated by reference into the Registration Statement on Form S-3 (File No. 333-188246).

Item 8.01	Other Events

On June 26, 2013, the Company issued a press release announcing the closing of the offering, which is filed with this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a) – (c) Not applicable.

(d) Exhibits:

1.1	Underwriting Agreement, dated June 20, 2013, between the Company and the underwriters named therein.

5.1	Opinion of Walkers, Cayman Islands counsel for the Company, as to the legality of the Ordinary Shares being sold by the Company.

8.1	Opinion of Kramer Levin Naftalis & Frankel LLP, United States tax counsel for the Company, as to certain tax matters related to the Ordinary Shares being sold by the Company.

23.1	Consent of Walkers, Cayman Islands counsel for the Company (contained in Exhibit 5.1).

23.2	Consent of Kramer Levin Naftalis & Frankel LLP, United States tax counsel for the Company (contained in Exhibit 8.1).

99.1	Text of a press release by the Company dated June 26, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOME LOAN SERVICING SOLUTIONS, LTD.
(Registrant)

By:	/s/ James Lauter
James Lauter
Senior Vice President & Chief Financial Officer
(On behalf of the Registrant and as its principal financial officer)

Date: June 26, 2013